NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER. THIRD MODIFICATION, RENEWAL AND EXTENSION OF PROMISSORY NOTE AND DEED OF TRUST LIENS THE STATE OF TEXAS § § COUNTY OF BEXAR § This Modification, Renewal and Extension of Promissory Note and Deed of Trust Liens (the “Agreement”) is entered into by and between PLAINSCAPITAL BANK whose address is 70 NE Loop 410, Suite 100, San Antonio, Texas 78216 (“Lender”), and ABRAXAS PROPERTIES INCORPORATED, a Texas corporation and ABRAXAS PETROLEUM CORPORATION, a Nevada corporation, as Borrower (hereinafter collectively called "Borrower"), whose address is 18803 Meisner Dr., San Antonio, Texas 78258. W I T N E S S E T H: A. Borrower executed and delivered that certain Promissory Note dated November 13, 2008, in the original principal amount of FIVE MILLION THREE HUNDRED EIGHTY-FIVE THOUSAND AND NO/100 DOLLARS ($5,385,000.00), payable to the order of Lender (the “Note”) which Note was secured by: (i) a Deed of Trust, Security Agreement and Financing Statement of even date therewith executed by Borrower filed of record in Document No. 20080246078, Official Public Records of Real Property of Bexar County, Texas (the “Deed of Trust”) covering the real and personal property described on Exhibit “A” attached hereto and made a part hereof (“the Property”). B. Said Note and Deed of Trust Liens having been previously modified by that one certain Modification, Renewal and Extension of Promissory Note and Deed of Trust Liens dated to be effective December 1, 2011 and filed of record in Document No. 20110205939, Official Public Records of Real Property of Bexar County, Texas. C. Said Note and Deed of Trust Liens having been previously modified by that one certain Second Modification, Renewal and Extension of Promissory Note and Deed of Trust Liens dated to be effective March 13, 2013 and filed of record in Document No. 20130068021, Official Public Records of Real Property of Bexar County, Texas. D. Borrower has requested that Lender modify certain provisions of the Note, as hereinafter provided, and in consideration thereof Borrower has made certain agreements with Lender as hereinafter more fully set forth. E. Lender has agreed to such requests, subject to the terms and conditions set forth herein. NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby

2 acknowledged and agreed, Borrower and Lender hereby agree as follows: 1. Acknowledgment of Outstanding Balance of Note. The parties hereto acknowledge that the outstanding principal balance of the Note is FOUR MILLION SIX HUNDRED THIRTY- EIGHT THOUSAND SEVEN HUNDRED TWENTY-SEVEN AND 06/100 DOLLARS ($4,638,727.06). 2. Maturity Date: The Maturity Date under the Note is July 13, 2023 (the “Maturity Date”). 3. Annual Interest Rate on Unpaid Principal from Date: Until July 13, 2018, the Note shall bear interest, except on past due sums, at a per annum rate equal to the lesser of FOUR AND ONE-QUARTER OF ONE PERCENT (4.25%) fixed, or the Maximum Lawful Rate (as hereinafter defined) permitted by applicable law. Beginning August 13, 2018 and thereafter during the term hereof, the Note, the interest rate shall adjust to the then current Prime Rate plus ONE PERCENT (1.0%), floating, or the Maximum Lawful Rate permitted by applicable law, provided however that the interest rate shall never be less than FOUR AND ONE-QUARTER OF ONE PERCENT (4.25%) per annum, nor more than SEVEN AND ONE-QUARTER OF ONE PERCENT (7.25%) per annum. Interest shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed (including the first day, but excluding the last day), unless such rate would result in a usurious rate, in which case, interest shall be calculated on the basis of three hundred sixty-five (365) or three hundred sixty-six (366) days, as appropriate. "Prime Rate" as used herein shall mean the rate of interest publicly announced as the prime lending rate on corporate loans at large U.S. money center commercial banks, as published on the each business day in the Southwest Edition of the Wall Street Journal. In the event that the Wall Street Journal ceases to be published or ceases to publish such prime rate, then the "Prime Rate" shall thereafter be the prime rate published or announced each business day in the largest newspaper of general circulation in San Antonio, Texas. Without notice to the Borrower or any other person, the Prime Rate shall automatically fluctuate. It is expressly agreed and understood that the Prime Rate is an index chosen by Lender as a general reference rate of interest, taking into account such factors as Lender may deem appropriate, it being understood that many of Lender's commercial or other loans are priced in relation to the Prime Rate, that the use of the Prime Rate is not to be construed as a warranty or representation that such rate is more favorable than another rate or index, that rates on other loans or credit facilities may be based on indices other than on the Prime Rate, or that rates on loans to others may be made below the Prime Rate. 4. Annual Interest Rate on Matured, Unpaid Amounts: All past due sums, including principal and interest of this Note, whether due as the result of acceleration of maturity or otherwise, shall bear interest at the Maximum Lawful Rate, or if applicable law shall not provide for a Maximum Lawful Rate, at a rate per annum equal to the eighteen percent (18.0%) from the date the payment thereof shall have become due until the same have been fully discharged by payment. In addition, Lender may charge and collect a late fee of five percent (5.0%) of any scheduled installment that is ten (10) days past due, except for the payment due at maturity. 5. Modification of Payments. From and after the effective date of this Agreement, principal and interest shall be due and payable under the Note as follows: Principal and accrued interest payments in the amount of THIRTY-FOUR THOUSAND THREE HUNDRED FIFTY-THREE AND 89/100 DOLLARS ($34,353.89) each, are due and

3 payable monthly beginning on or before one month after the effective date hereof and continuing regularly and monthly thereafter on the same day of each month until July 13, 2018. Borrower acknowledges that the initial payment amount has been computed based on the annual interest rate in effect on the date hereof amortized over a period of one hundred eighty- four (184) months. Beginning August 13, 2018, the monthly principal and accrued interest payments will adjust based on the interest rate in effect on that date, based on the same one hundred eighty-four (184) month amortization, and will be due and payable monthly on the same day of each month until July 13, 2023 (the “Maturity Date”). At that time, the entire amount of principal and accrued interest remaining unpaid will be payable. Interest will be calculated on the unpaid principal to the date of each payment made. Payments will be credited first to accrued unpaid interest and then to reduction of principal. 6. Usury. No provisions of this Agreement or the Note or any instrument evidencing or securing the Note, or otherwise relating to the indebtedness evidenced by the Note, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern and neither Borrower nor any endorsers of the Note nor their respective heirs or personal representatives shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other laws relating to the Note, the Deed of Trust, and any subsequent revisions, repeals or judicial interpretations thereof; to the extent applicable thereto. In the event Lender or other holder of the Note ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to Borrower and the provisions of the Note or the Deed of Trust shall immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Borrower and Lender or other holder hereof shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to “applicable law” for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest. 7. Release and Waiver of Usury Claims. In consideration of the benefits received by Borrower hereunder, Borrower hereby waives, releases and terminates all claims, or right to claim, whether known or unknown, that Lender has charged, collected or received usurious interest under the Note or the Deed of Trust and hereby waives and releases any right or power to bring any claim against Lender for usury or to pursue any cause of action against Lender based on any claim or usury.

4 8. Reaffirmation of Representations, Etc. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Note and the Deed of Trust. 9. Federal Small Business Certification. Borrower represents, warrants and certifies, that none of the principals of Borrower or Borrower’s affiliates have been convicted of, or pleaded nolo contender to, any offense covered by 42 U.S.C. §16911(7). For purposes of this subsection, the term “principal” means: (a) with respect to a sole proprietorship, the proprietor; (b) with respect to a partnership, each managing partner and each partner who is a natural person and holds a twenty percent (20.00%) or more ownership interest in the partnership; and (c) with respect to a corporation, limited liability company, association or development company, each director, each of the five most highly compensated executives or officers of the entity, and each natural person who is a direct or indirect holder of twenty percent (20.00%) or more of the ownership stock or stock equivalent of the entity. 10. Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Note represents a valid and enforceable obligation of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Note, the Deed of Trust, or this Agreement, either with or without notice or lapse of time, or both. 11. No Release of Liens. This Agreement in no way acts as a release or relinquishment of the liens, security interests and rights (the “Liens”) created or evidenced by the Deed of Trust. The Liens are hereby ratified and confirmed by Borrower in all respects and are hereby renewed and extended to secure (i) the principal amount of the Note, (ii) all interest, charges and other sums payable with respect thereto, and (iii) the performance of all other obligations under the Deed of Trust. 12. Additional Modifications. Notwithstanding anything to the contrary contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender’s consent to modify the terms and provisions of the Note, No express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise, shall be inferred or implied from Lender’s execution of this Agreement. Further, Lender’s execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modifications of the Note shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof. 13. Miscellaneous. (a) As modified hereby, the provisions of the Note and the Deed of Trust shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Agreement and the terms of the Note, or the Deed of Trust, this Agreement shall govern. (b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in

5 connection with the execution and administration of this Agreement and the modification of the Note including, but not limited to, all appraisal costs, title insurance costs, legal fees incurred by Lender and filing fees. (c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Note and the Deed of Trust and shall allow Lender to exercise all of its remedies set forth in the Note and the Deed of Trust. (d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party thereto. (e) Borrower hereby acknowledges and agrees that the present unpaid principal balance of the Note, and any future advances of principal drawn off of the Note by Borrower, if any, together with accrued but unpaid interest thereon at the rate provided for in the Note, is due and payable upon the terms and conditions set forth in this Agreement and that Lender is under no obligation to refinance the Note or further modify the Maturity Date. (f) In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. (g) This Agreement, the Deed of Trust and all other documents and instruments executed in connection with the Note shall be governed and construed according to the laws of the State of Texas and the applicable laws of the United States. (h) This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective heirs and legal representatives. (i) Borrower hereby acknowledges and agrees that it has entered into this Agreement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Agreement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Agreement. (j) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement. (k) All other terms, conditions and provisions of the Note and the Deed of Trust shall remain in full force and effect as of the date thereof. NOTICE TO OBLIGOR THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

6 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER. EXECUTED this the ___ day of July, 2013 to be effective July 13, 2013. BORROWER: ABRAXAS PROPERTIES INCORPORATED, a Texas corporation By:__________________________________ ROBERT L.G. WATSON, President ABRAXAS PETROLEUM CORPORATION, a Nevada corporation By:__________________________________ ROBERT L.G. WATSON, President LENDER: PLAINSCAPITAL BANK By:_______________________________ Printed Name:______________________ Title:______________________________

7 STATE OF TEXAS § § COUNTY OF BEXAR § On _________________________, 2013, before me personally appeared ROBERT L.G. WATSON, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal. ___________________________________ Notary Public in and for the State of Texas STATE OF TEXAS § § COUNTY OF BEXAR § On _________________________, 2013, before me personally appeared _______________________, of PLAINSCAPITAL BANK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. Witness my hand and official seal. ___________________________________ Notary Public in and for the State of Texas AFTER RECORDING RETURN TO: PREPARED IN THE LAW OFFICE OF: PLAINSCAPITAL BANK FLUME LAW FIRM, LLP 70 NE LOOP 410, SUITE 100 1020 N.E. LOOP 410, SUITE 200 SAN ANTONIO, TEXAS 78216 SAN ANTONIO, TEXAS 78209

8 EXHIBIT “A” (a) The premises described as: LOTS 3 AND 4, BLOCK 7, NEW CITY BLOCK 17606, CREEKSIDE@CONCORD PARK (PLANNED UNIT DEVELOPMENT), IN THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS, ACCORDING TO PLAT THEREOF RECORDED IN VOLUME 9562, PAGE(S) 156-157, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, together with all of the easements, rights of way, privileges, liberties, hereditaments, strips and gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Borrower thereunder and in the streets and ways adjacent thereto, either in law or in equity (collectively, the "Land"); (b) The structures or buildings, and all additions and improvements thereto, now or hereafter erected upon the Land, including all building materials and Fixtures (hereinafter defined) now or hereafter forming a part of said structures or buildings, or delivered to the Land and intended to be installed in such structures or buildings (collectively, the "Improvements"); (c) All systems, devices, machinery, apparatus, equipment, fittings, appliances and fixtures of every kind and nature whatsoever owned by the Borrower, now or hereafter located on the Land or the Improvements, including, but not limited to, all electrical, anti-pollution, heating, lighting, laundry, incinerating, power, air-conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, communication, garage and cooking systems, devices, machinery, apparatus, equipment, fittings, appliances and fixtures, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors and switchboards, and all storm doors and windows, dishwashers, attached cabinets and partitions not included in the Improvements, but excluding any such systems, devices, machinery, apparatus, equipment, fittings, appliances and fixtures belonging to any tenant of the Land or Improvements unless they are necessary to the operation of the Improvements (collectively, the "Fixtures"); (d) All articles of personal property of every kind and nature whatsoever owned by the Borrower, including, but not limited to, all inventory, equipment, furniture, shades, awnings, beds, screens, and carpets, now or hereafter affixed to, attached to, placed upon, used or usable in any way in connection with the use, enjoyment, occupancy or operation (including the planning, development and financing) of the Land or Improvements, but excluding any such articles of personal property belonging to any tenant of the Land or Improvements unless it is necessary to the operation of the Improvements (collectively, the "Personal Property"); (e) All leases of the Land, Improvements and Personal Property, or any part thereof, now or hereafter entered into, and all right, title and interest of the Borrower thereunder, including cash or securities deposited thereunder to secure performance by the tenants of their obligations, and, including further, the right to receive and collect the rents thereunder (collectively, the "Leases"); (f) All revenues, income, rents, issues and profits of any of the Land, Improvements, Personal Property or Leases (collectively, the "Rents"); (g) All proceeds from the conversion, whether voluntary or involuntary, of any part of the Land, Improvements or Personal Property into cash or liquidated claims, including insurance proceeds, insurance premium refunds and condemnation awards (collectively, the "Conversion Proceeds");

9 (h) All contracts and subcontracts relating to the Land or Improvements and all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Land or Improvements (collectively, the "Contracts"); (i) All funds, accounts, accounts receivable, contract rights, instruments, documents, general intangibles (including fictitious, trade and other names, trademarks and symbols used in connection with the Land or Improvements, whether registered or not), and notes and chattel paper arising from or by virtue of any transaction relating to the Land or Improvements (collectively, the "Intangibles"); and (j) Any and all proceeds of every kind or character now owned or hereafter arising from or by virtue of any of the Property herein described.